UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 21, 2020 (August 20, 2020)

Gladstone Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GAIN	Nasdaq Global Select Market
6.250% Series D Cumulative Term Preferred Stock, $0.001 par value per share	GAINM	Nasdaq Global Select Market
6.375% Series E Cumulative Term Preferred Stock, $0.001 par value per share	GAINL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 20, 2020, Gladstone Investment Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 16,919,959 shares of the Company’s common stock and 2,493,529 shares of the Company’s preferred stock.

The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.	The following individuals were elected as directors;

a.Anthony W. Parker, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2023 Annual Meeting of Stockholders and until his successor is elected and qualified; and

b.Michela A. English, to be elected solely by the holders of preferred stock, voting as a single class, to serve until the 2023 Annual Meeting of Stockholders and until her successor is elected and qualified, by the following vote:

	For	Withheld	Broker Non-Votes
Anthony W. Parker	17,200,972	2,212,516	0
Michela A. English	1,577,655	915,874	0

2.

The ratification of the proposal to authorize the Company, with the subsequent approval of our board of directors (the “Board”), to issue and sell shares of our common stock (during the 12 months following such authorization) at a price below its then current net asset value per share, provided that the number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale:

For	Against	Abstain	Broker Non-Votes
14,753,990	3,742,063	917,435	0

Such matter was voted upon by the Company’s stockholders holding common stock and preferred stock, voting together as a single class. As required by the Investment Company Act of 1940, as amended, this proposal was approved by more than 67% of all voting securities of the Company present at the Annual Meeting and more than 67% of the unaffiliated voting securities of the Company present at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation
(Registrant)

	By:	/s/ Julia Ryan
August 21, 2020		Julia Ryan
Chief Financial Officer and Treasurer